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                                                                    Exhibit 99.1

                                 LEASE AGREEMENT


This Agreement made and entered into this 13th day of July, 2007, by and between SOVEREIGN OIL, Inc. ("SOVEREIGN OIL"), a Nevada corporation, and NORTH AMERICAN REFINING CO. ("NORTH AMERICAN") (hereinafter referred to collectively as "parties").

IT IS HEREBY AGREED:

1. TERM: The term of this Agreement shall commence from the date of the execution of this Agreement by both parties to and including January 8, 2008. ("Lease Period").

2. TERMS OF PAYMENT/LEASE VALUE AND CONSIDERATION: SOVEREIGN OIL shall pay NORTH AMERICAN the following:

Lease Payment: $10.00 for the Lease Period, and
Blending and Drying fees: blending fees at $0.15 per gallon and drying fees at $0.15 per gallon. No minimum fees required under this Lease.

in consideration for use of the following located at 7601 West 47th Street, McCook, Illinois 60525 ("Premises"): a) the "blending building" and associated equipment b) associated loading dock, and c) use of up to twenty (20) storage tanks for the blending based on availability of oils and d) equipment associated with the items above based on availability (a-d collectively referred to as the "Leased Premises"). It is agreed that SOVEREIGN OIL will also retain the right to use other incidentals associated with its business, such as occasional use of the truck scale for weighing of loaded trucks, associated pumps for storage tanks, and entry to the site for loading or unloading of materials, entry/exit of work force, and /or servicing of equipment.

SOVEREIGN OIL's payment terms are cash or good Company Check, with the Lease Payment being due upon the execution of this agreement to cover the Lease Period and blending and drying fees are due and payable monthly on the tenth day following the last day of each month for the previous month's activity.

All blending and drying fees shall remain at the set price during the duration of this Agreement, unless otherwise agreed upon by both parties in writing, and/or in the event that SOVEREIGN OIL requests additional storage, or site usage above and beyond that specified within said Agreement. Should SOVEREIGN OIL request additional site space, NORTH AMERICAN has agreed to make every effort possible to provide additional space within reason.

3. LICENSES: Both parties shall maintain all licenses and permits as required for their separate businesses.



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4. WARRANTIES/RETENTION OF OWNERSHIP: SOVEREIGN OIL represents and warrants that it shall comply with applicable laws and regulations regarding any business conducted at the Premises, and NORTH AMERICAN represents and warrants that the ownership of all equipment and/or product kept at the Premises by SOVEREIGN OIL shall be retained by SOVEREIGN OIL. SOVEREIGN OIL is responsible for all product loading and unloading in an environmentally sound and safe manner.

5. TERMINATION OF AGREEMENT: NORTH AMERICAN shall have the right to terminate this Agreement with 15 days written notice.

6. FORCE MAJEURE: Neither SOVEREIGN OIL nor NORTH AMERICAN shall be construed to be in default of this Agreement to the extent either party fails to perform its obligations or duties due to forces beyond its control, including but not limited to, acts of nature, floods, fire, explosions, strikes or other labor disturbances, failure in, or inability to obtain on reasonable terms raw materials, finished products, transportation, storage and/or manufacturing facilities, breakage or malfunction, governmental, or interruptions of operations caused by acts of war or other government restraint, law or regulation.

Should SOVEREIGN OIL or NORTH AMERICAN believe that a Force Majeure conditions exists, the other party shall be notified within 5-business days of such event. If such condition(s) arise that causes work stoppage, and/or reduced site use, and cannot be remedied within forty-five (45) days from the date of notice, the other party may terminate this Agreement by providing written notice of termination.

7. INSURANCE: SOVEREIGN OIL agrees to maintain general public liability insurance in the sum of $1.000.000 per person/$2,000,000 per occurrence for its operations under this Lease at the Premises.

SOVEREIGN OIL agrees to maintain Workers' Compensation insurance for its own employees who will be present upon the Premises during the term of this Lease.

SOVEREIGN OIL agrees to maintain property insurance for the replacement cost value to cover any damage or loss to its property on the premises including inventory.

8. LIABILITY. Each party acknowledges that it shall be responsible for any loss, cost, damage, claim, or other charge that arises out of or is caused by the actions of that Party or its employees, or agents. No Party shall be liable for any loss, cost, damage, claim, or other charge that arises out of or is caused by the actions of any other Party or its employees or agents. Joint and several liability will not attach to the Parties; no Party is responsible for the actions of any other Party, but is only responsible for their own actions.



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9. INDEMNIFICATION: SOVEREIGN OIL hereby releases and agrees to defend, indemnify and hold NORTH AMERICAN including, but not limited to, its officers, directors, partners, employees, agents or other representatives, harmless from any and all liabilities, damages, costs, expenses (including without limitation, reasonable attorney's fees), losses, claims, demands, suits, actions, judgments, fines (excluding punitive damages) or payments for or on account of any person or SOVEREIGN OIL itself, including its officers, directors, partners, employees, agents or other representatives arising out of or resulting from any negligent act or omission of SOVEREIGN OIL, its officers, directors, partners, employees, agents or other representatives, in connection with this agreement including personal injury (death or bodily injury) to any person or damage to any property including property of SOVEREIGN OIL and/or NORTH AMERICAN and/or other parties, or violation of any law agency ruling, or regulations arising out of or in any way connected with SOVEREIGN OIL's operations under this Agreement and any claim by Sovereign Oil's customers.

NORTH AMERICAN hereby releases and agrees to defend, indemnify and hold SOVEREIGN OIL including, but not limited to, its officers, directors, partners, employees, agents or other representatives, harmless from any and all liabilities, damages, costs, expenses (including without limitation, reasonable attorney's fees), losses, claims, demands, suits, actions, judgments, fines or payments for or on account of any person or NORTH AMERICAN itself, including its officers, directors, partners, employees, agents or other representatives arising out of or resulting from any act or omission of NORTH AMERICAN, its officers, directors, partners, employees, agents or other representatives, in connection with this agreement including personal injury (death or bodily injury) to any person or damage to any property including property of SOVEREIGN OIL and/or NORTH AMERICAN and/or other parties, or violation of any law agency ruling, or regulations arising out of or in any way connected with North American's operations under this Agreement or operations at the facility located at 7601 West 47th Street, McCook, Illinois 60525 and any claim by North American's customers.

10. GENERAL:

a) The right of either party to require strict performance by the other party hereunder shall not be affected by any previous waiver, forbearance or course of dealing. All understandings and agreements relating to the subject matter hereof, either oral or written, except insofar as incorporated in this Agreement, are hereby cancelled and withdrawn. This Agreement constitutes the entire agreement of the parties in respect to the subject matter hereof and may be altered only in writing and signed by the parties hereto.

b) No employees, agents and/or representatives of the respective parties shall be deemed to be the employees, agents and/or representatives of the other party.




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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and date first above written.

NORTH AMERICAN REFINING CO.

By: /s/ Lowell Aughenbaugh
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Name: Lowell Aughenbaugh
Title: Manager


SOVEREIGN OIL, INC.

By: /s/ Sebastien C. DuFort
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Name: Sebastein C. DuFort
Title: President